UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

June 4, 2019

MATEON THERAPEUTICS, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-21990	13-3679168
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

701 Gateway Boulevard, Suite 210

South San Francisco, CA 94080

(Address of principal executive offices and Zip Code)

Registrant’s telephone number, including area code

(650) 635-7000

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of class	Trading Symbols	Name of each exchange on which registered
N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 7.01	Regulation FD Disclosure

On June 4, 2019, Vuong Trieu, the Company’s Chief Executive Officer presented at the 2019 BIO International Convention in Philadelphia, Pennsylvania. A copy of his presentation is attached to this Current Report on Form 8-K as Exhibit 99.1 (the “Presentation”).

The information contained in the Presentation is summary information that is intended to be considered in the context of the Company’s filings made with the Securities and Exchange Commission and other public announcements that the Company may make, by press release or otherwise, from time to time. The Company undertakes no duty or obligation to publicly update or revise the information contained in this Current Report or the Presentation, although it may do so from time to time as its management believes is warranted. Any such updating may be made through the filing of other Current Reports or documents with the SEC, through press releases or through other public disclosure. Inclusion of information in this Current Report and in the Presentation shall not constitute an admission as to the materiality of any information that is required to be disclosed solely by reason of Regulation FD.

Information presented in Item 7.01 of this Current Report on Form 8-K and Exhibit 99.1 shall not be deemed to be “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Forward-Looking Statements

This document contains “forward-looking statements” that involve substantial risks and uncertainties for purposes of the safe harbor provided by the Private Securities Litigation Reform Act of 1995. All statements, other than statements of historical facts, included in this communication regarding strategy, future operations, future financial position, prospects, plans and objectives of management are forward-looking statements. In addition, when or if used in this communication, the words “will,” “may,” “would,” “approximate,” “expect,” “intend,” and similar expressions and their variants. Actual results could differ materially from those contained in any forward-looking statement as a result of various factors, including the risk factors included in the Company’s Annual Report on Form 10-K filed with the SEC on April 10, 2019. Forward looking statements are based on information available and assumptions as of the date of this report. Except as required by applicable law, the Company undertakes no obligation to revise or update any forward-looking statement, or to make any other forward-looking statements, whether as a result of new information, future events or otherwise.

Item 9.01	Financial Statements and Exhibits.

 (d) Exhibits.

Exhibit No.	Description	Incorporation by reference

99.1	2019 BIO International Conference Investor Presentation	Filed herewith.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Mateon Therapeutics, Inc.

Date: June 4, 2019		/s/ Vuong Trieu
	By:	Vuong Trieu
Chief Executive Officer

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